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                                                            EXHIBIT 99.5

                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                             CONTRACT STATUS SUMMARY
                                               AT FEBRUARY 7, 2001
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NAME OF RIG                LOCATION       CUSTOMER                CONTRACT STATUS
-----------              ------------     ----------------        -----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON            PHILIPPINES      SHELL PHILIPPINES       The rig's current contract terminates in
                                          EXPLORATION B.V.        November 2001.

ATWOOD HUNTER               UNITED        DOMINION                The rig is currently drilling one-well for
                         STATES GULF      EXPLORATION &           DOMINION EXPLORATION & PRODUCTION INC., after
                          OF MEXICO       PRODUCTION, INC.        completing a term contract of over 40 months for
                                                                  British Borneo Petroleum Inc./AGIP.  Upon
                                                                  completing the current well (estimated late
                                                                  February to early March 2001), the rig will be
                                                                  moved to a shipyard in the United States to
                                                                  commence an additional upgrade estimated to cost
                                                                  between $40 to $45 million, and taking four to
                                                                  five months to complete.

ATWOOD EAGLE          MEDITERRANEAN SEA   SAMEDAN,                The rig has contractual commitments in Israel
                                          MEDITERRANEAN           and Egypt which should keep the rig employed
                                          SEA, INC.               until late fourth quarter fiscal 2001 or early
                                                                  first  quarter fiscal 2002. An approximate
                                                                  $80    million upgrade of the rig is planned
                                                                  immediately upon  the  rig completing its
                                                                  current contractual commitments, and taking
                                                                  around six months to complete.

SEAHAWK                    MALAYSIA       ESSO                    The rig's current contract terminates in
                                          PRODUCTION              November 2003, with an option for the Operator
                                          MALAYSIA INC.           to extend.

ATWOOD  SOUTHERN      MEDITERRANEAN SEA   GERMAN OIL & GAS EGYPT  The  rig  has contractual  commitments  in Egypt and
CROSS                                                             Turkey  which  should keep the rig employed into
                                                                  August   2001, and  depending  upon   options
                                                                  exercised, could  have work extending into fiscal 2002.

SEASCOUT                UNITED STATES     NONE                    The SEASCOUT (ex-OCEAN SCOUT) was purchased in
                        GULF OF MEXICO                            December 2000 for future conversion to a
                                                                  tender-assist unit, similar to the SEAHAWK, once
                                                                  an acceptable contract opportunity is secured.

CANTILEVER JACK-UP -
--------------------
VICKSBURG                   INDIA         ENRON OIL  & GAS LTD.   The rig is expected to complete its contract
                                                                  with ENRON (which has extended over two years)
                                                                  at the end of February 2001.  The rig has
                                                                  received a conditional letter of intent for an
                                                                  additional well in India at a dayrate of
                                                                  $44,000, which, if finalized, should keep the
                                                                  rig employed until late March 2001.  Active bids
                                                                  for ongoing work for the rig are outstanding in
                                                                  India and Southeast Asia.
SUBMERSIBLE -
--------------
RICHMOND                UNITED STATES     APPLIED DRILLING        The rig is contractually committed to drill
                        GULF OF MEXICO    TECHNOLOGY INC.         one-well with Applied Drilling Technology Inc.
                                                                  and three-wells with Texaco Exploration and
                                                                  Production Inc., which should keep the rig
                                                                  employed into May 2001.
MODULAR PLATFORMS -
-------------------
RIG-19                    AUSTRALIA       None                    The rig is available for contract since it
                                                                  became idle in September 1999.
RIG-200                   AUSTRALIA       None                    The rig is available for contract since it
                                                                  became idle in June 1999.
                           MANAGEMENT/LABOR CONTRACTS
GOODWYN 'A' /NORTH        AUSTRALIA       WOODSIDE ENERGY LTD.    Term contract for management of drilling
RANKIN 'A'                                                        program.


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